UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): March 05, 2007


                               CUBIC ENERGY, INC.
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             (Exact name of registrant as specified in its charter)


                   Texas                0-9355                    87-0352095
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(State or other jurisdiction         (Commission                (IRS Employer
       of incorporation)             File Number)            Identification No.)

            9870 Plano Road
             Dallas, Texas                                          75238
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (972) 686-0369


                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01  Entry into a Material Definitive Agreement.

     On March 5, 2007, Cubic Energy, Inc. (the "Company") entered into a Credit Agreement with Wells Fargo Energy Capital, Inc. (the "Lender") providing for a revolving credit facility of $20 million and a convertible term loan of $5 million (the "Credit Facility"). The indebtedness bears interest at a fluctuating rate equal to the sum of the Wells Fargo Bank prime rate plus two percent (2%) per annum, matures on March 1, 2010 and is secured by substantially all of the assets of the Company. Approximately $5 million of the funded amount was used to retire the Company's previously outstanding senior debt with Petro Capital V, L.P. In connection with entering into the Credit Agreement, the Company issued to the Lender warrants, with five-year expirations, for the purchase of up to 2,500,000 of Company common stock at an exercise price of $1.00 per share. Upon the repayment in full of the Credit Facility, and with respect to certain of the properties, upon the occurrence of the conditions set forth in Section 2.14 of the Credit Agreement, the Company agreed to convey a five percent (5%) net profits interest to the Lender in certain of its Louisiana properties.

     The warrants were issued by the Company in reliance upon an exemption from registration set forth in Regulation D and/or Section 4(2) of the Securities Act of 1933, as amended, which exempts transactions by an issuer not involving a public offering.

     On March 5, 2007, the Company issued a press release announcing the foregoing transactions. A copy of the press release is attached as Exhibit 99.1 to this report.

Item 3.02  Unregistered Sales of Equity Securities.

     Information contained in Item 1.01 of this Form 8-K is hereby incorporated by reference.

Item 9.01  Financial Statements and Exhibits.

          (c)  Exhibits.

               10.1 Credit Agreement,  dated March 5, 2007, by and between Cubic
                    Energy, Inc. and Wells Fargo Energy Capital, Inc.

               10.2 Convertible  Promissory  Note, dated as of March 5, 2007, by
                    Cubic Energy, Inc., payable to Wells Fargo Energy Capital, Inc. in the principal amount of $5,000,000

               10.3 Promissory Note, dated as of March 5, 2007, by Cubic Energy,
                    Inc., payable to Wells Fargo Energy Capital, Inc. in the maximum principal amount of $20,000,000


               10.4 Warrant to Purchase  Shares of Common Stock of Cubic Energy,
                    Inc., dated March 5, 2007, issued to Wells Fargo Energy Capital, Inc.

               10.5 Registration Rights Agreement, dated as of March 5, 2007, by and between Cubic Energy, Inc. and Wells Fargo Energy Capital, Inc.

               10.6 Form of Assignment of Net Profits Interest

               99.1 Press Release, dated March 5, 2007


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date: March 9, 2007                          CUBIC ENERGY, INC.


                                                   By: /s/Jon S. Ross
                                                      --------------------------
                                                      Jon Stuart Ross, Secretary